Exhibit 99.5



                                                   For further information:
                                    E. Renae Conley, VP, Investor Relations
                                             Phone 504/576-4947, Fax - 2897
                                                        Econley@entergy.com

July 26, 2000


            ENTERGY REPORTS ANOTHER QUARTER OF RECORD EARNINGS,
                             UP 36% OVER 1999

NEW ORLEANS - Entergy Corporation announced second quarter 2000 consolidated earnings per share of $1.04, compared with $0.81 in 1999. On an operational basis, Entergy earned $0.98 per share, up 36% when compared with $0.72 in 1999. The increase was driven by improved results in all of Entergy's businesses. Earnings per share from operations set a second quarter record for the company - following a record first quarter.

"With two consecutive record-setting quarters, we are well on our way to a year of outstanding execution and earnings," said J. Wayne Leonard, Entergy's chief executive officer. "The core utility business continues to contribute solid earnings, while the competitive businesses are producing strong earnings growth. In the second quarter, we laid the groundwork for sustained earnings growth from our competitive businesses. Key events announced in the second quarter included an energy commodity venture with Koch Industries, a joint venture with The Shaw Group to construct electric power plants, and a memorandum of understanding with Framatome Technologies to assist U.S. nuclear plant operators in securing renewal of their operating licenses."

Table 1 provides a comparative summary of earnings per share for the second quarter and year-to-date 2000.

----------------------------------------------------------------------------
Table 1:  Entergy Corporation Consolidated Results
Second Quarter and Year-to-Date 2000 vs. 1999
----------------------------------------------------------------------------
(Per share in U.S. $)
                                       Second Quarter        Year-to-Date
                                       --------------        ------------
                                     2000   1999  Change  2000   1999  Change
                                     ----------------------------------------
As Reported
      U.S. Utility                   0.78   0.67   0.11   1.10   0.96   0.14
      Parent & Other                 0.06  (0.05)  0.11   0.07  (0.06)  0.13
      Competitive Businesses         0.20   0.19   0.01   0.28   0.16   0.12
                                     ---------------------------------------
  Consolidated Earnings              1.04   0.81   0.23   1.45   1.06   0.39

Less Special Items
      U.S. Utility                    -    (0.01)  0.01  (0.07) (0.01) (0.06)
      Parent & Other                  -      -      -      -      -      -
      Competitive Businesses         0.06   0.10  (0.04)  0.06   0.14  (0.08)
                                     ---------------------------------------
  Total                              0.06   0.09  (0.03) (0.01)  0.13  (0.14)

Operational
      U.S. Utility                   0.78   0.68   0.10   1.17   0.97   0.20
      Parent & Other                 0.06  (0.05)  0.11   0.07  (0.06)  0.13
      Competitive Businesses         0.14   0.09   0.05   0.22   0.02   0.20
                                     ---------------------------------------
  Consolidated Earnings              0.98   0.72   0.26   1.46   0.93   0.53

Weather Impact                       0.10   0.08   0.02   0.02    -     0.02

Consolidated Operational Earnings    0.88   0.64   0.24   1.44   0.93   0.51
Excluding Weather
----------------------------------------------------------------------------

Tables 2 and 3 provide second quarter and year-to-date 2000 vs. 1999 reported earnings variance analyses for "U.S. Utility, Parent & Other," "Competitive Businesses," and "Consolidated."
----------------------------------------------------------------------------
Table 2: Entergy Corporation Reported Earnings Per Share Variance Analysis Second Quarter 2000 vs. 1999
----------------------------------------------------------------------------
(Per share in U.S. $)         U.S. Utility and  Competitive
                               Parent & Other    Businesses     Consolidated
                              ----------------  -----------     ------------
1999 earnings                       0.62            0.19            0.81
Net Revenue                         0.13  (a)       0.14  (b)       0.27
Miscellaneous - net                 0.02            0.07  (c)       0.09
Share repurchase                    0.06            0.02            0.08
Interest and other charges          0.05  (d)      (0.01)           0.04
Decommissioning                     0.01             -              0.01
Preferred dividend requirements     0.01             -              0.01
Depreciation/amortization          (0.01)            -             (0.01)
Gain on sale of assets               -             (0.04) (e)      (0.04)
Other O&M                          (0.05) (f)      (0.05) (g)      (0.10)
Income taxes - other                 -    (h)      (0.12) (h)      (0.12)
                                   -----           -----           -----
2000 earnings                       0.84            0.20            1.04
                                   -----           -----           -----
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Table 3: Entergy Corporation Reported Earnings Per Share Variance Analysis Year-to-Date 2000 vs. 1999
----------------------------------------------------------------------------
(Per share in U.S. $)            U.S. Utility and   Competitive
                                  Parent & Other    Businesses  Consolidated
                                 ----------------   ----------- ------------
1999 earnings                          0.90            0.16          1.06
Net Revenue                            0.10  (a)       0.36   (b)    0.46
Miscellaneous - net                    0.04            0.07   (c)    0.11
Share repurchase                       0.06            0.02          0.08
Interest and other charges             0.06  (d)      (0.02)         0.04
Decommissioning                        0.02              -           0.02
Taxes other than income taxes          0.01              -           0.01
Depreciation/amortization               -              0.01          0.01
Preferred dividend requirements        0.01              -           0.01
Gain on sale of assets                  -             (0.06)  (e)   (0.06)
Other O&M                             (0.04) (f)      (0.09)  (g)   (0.13)
Income taxes - other                   0.01  (h)      (0.17)  (h)   (0.16)
2000 earnings                          1.17            0.28          1.45
----------------------------------------------------------------------------

________________

(a) Net revenue increases in 2000 were a result of strong sales growth and hotter than normal weather in the second quarter, increasing earnings per share by $0.03 and $0.06 for the quarter and year-to-date, respectively. 2000 net revenue was also up over 1999 due to two prior year special items: a $(0.06) per share regulatory and reserve adjustment and a $(0.03) per share SERI refund adjustment. 2000 year-to-date net revenue was unfavorably impacted by a $(0.07) regulatory and reserve special item adjustment in the first quarter.


       Utility Net Revenue Variance Analysis, 2000 vs. 1999  ($ EPS)
               Second Quarter                       Year-to-Date
       Weather                0.02        Weather                0.02
       Sales growth/pricing   0.01        Sales growth/pricing   0.04
       Special items          0.09        Special items          0.02
       Other                  0.01        Other                  0.02
       Total                  0.13        Total                  0.10

(b) Net revenue increased in 2000 as a result of Pilgrim operations (acquired in July 1999), contributing $0.14 and $0.27 per share for the quarter and year-to-date, respectively. Year-to-date 2000 net revenue also increased due to trading operations, up $0.12 per share over 1999.

(c) Miscellaneous-net increased $0.10 in second quarter 2000 from liquidated damages received in compensation for lost earnings from operations of EWO's delayed Saltend plant in the U.K.

(d) Interest & other charges decreased in 2000 primarily as a result of a 1999 interest expense adjustment of ($0.05) per share recorded for the pending refund at SERI.

(e) Gain on sale of assets in 2000 decreased as a result of prior year gains of $0.07 per share on the sale of Edesur, $0.03 per share on the sale of Hyperion, and $0.02 per share CitiPower purchase price adjustment, offset by the current quarter's gain of $0.06 per share on the sale of the Freestone project in Texas.

(f) Other O&M increased in 2000 primarily as a result of increased plant-related expenses and reliability spending.

(g) Other O&M increased in 2000 primarily as a result of Pilgrim operations offset by lower O&M resulting from retail business divestitures in 1999.

(h) Income statement line items are tax-affected at the statutory rate. Differences between the statutory and effective rates are reflected in the income taxes - other line. Income taxes - other at the Competitive Businesses were affected by foreign tax credits taken in 1999.

Quarterly Overview

Second quarter 2000 revenues were down 8% overall compared with 1999 due to power trading operations, which had lower volumes in 2000 than in 1999. At the utility, electric revenues increased 3% in second quarter 2000, driven by favorable weather, sales growth, and increased fuel revenues. Excluding trading, revenues for the competitive businesses were up sharply because of operations at the Pilgrim plant, which was acquired in July 1999.

For the consolidated company, second quarter 2000 fuel expenses were down 5% from 1999, due to lower fuel expenses in the trading business, partially offset by higher fuel costs at the utility due to the rise in natural gas prices. Purchased power was down 26% overall due to trading operations. Purchased power at the utility, however, increased as a result of higher prices in 2000 and plant maintenance outages. Other O&M increased 10% overall in 2000, due to Pilgrim operations at the competitive businesses and maintenance outages at the utility. Operating income increased 19% in the second quarter of 2000, primarily as a result of the competitive businesses' improved operations.

Other income increased 17% in the second quarter of 2000. The gain on sale of assets was lower in 2000, as 1999's second quarter included the sales of Edesur and Hyperion. This was partially offset by a gain from the sale of the Freestone plant in 2000. Miscellaneous net increased in 2000 as a result of the liquidated damages received due to delayed construction of the Saltend plant in the U.K. Interest expenses were lower by 10% in 2000, primarily as a result of the SERI refund adjustment made in 1999, which was identified as a special item. The effective tax rate was 37.9% in second quarter 2000, higher than 1999's rate of 29.2%, due to foreign tax credits identified as a special item in 1999.


U.S. Utility

In the second quarter of 2000, utility operational earnings were $0.78 per share, 15% higher than second quarter 1999's total of $0.68. Weather was more favorable in 2000, contributing $0.10 per share to second quarter earnings compared with $0.08 in 1999. Second quarter 2000 earnings per share were also helped by sales growth of 1.1% on a weather-adjusted volume basis (see appendix), special item regulatory reserves recorded in the prior period and fewer outstanding shares due to the share repurchase program. Partially offsetting these are special item adjustments for a change in the calculation of unbilled revenues reported in the second quarter of 1999 and current period increases in O&M spending on various reliability initiatives to prepare for summer peak demand.


Parent & Other

Parent & Other earnings per share were $0.06 in second quarter 2000, compared with a loss of $(0.05) in 1999. While investment income was the same as last year at $0.04 per share, 2000 results benefited from lower O&M expenses at the parent, shifting of the Gulf States merger goodwill amortization from parent to the utility, and telecommunications earnings.


Competitive Businesses

On an as reported basis, the competitive businesses earned $0.20 per share in the second quarter of 2000, compared with $0.19 in the same period of 1999. Second quarter 2000 results include a $0.06 per share gain from Entergy Wholesale Operation's (EWO) sale of the Freestone project in Texas. This gain has been identified as a special item (see Table 5).

On an operational basis, second quarter 2000 earnings per share from the competitive businesses were $0.14, 56% higher than the $0.09 total in 1999. EWO earned $0.09 per share in 2000, comprised primarily of $0.10 per share for liquidated damages for delayed construction of the Saltend project and $0.02 from trading operations. On a comparative basis, EWO's 2000 operational earnings contribution for the second quarter was flat to 1999, which included a $0.07 gain from the sale of the Edesur project in Argentina. Entergy Nuclear earned $0.05 per share in the second quarter of 2000, compared with zero earnings in the same period of 1999 as a result of continued strong performance at the Pilgrim Nuclear Power Station.
Table 4 provides a 2000 vs. 1999 comparison of contributions by business for the second quarter and year-to-date, on both as reported and operational bases.

----------------------------------------------------------------------------
Table 4:  Competitive Businesses Contributions to Earnings Per Share
Second Quarter and Year-to-Date 2000 vs. 1999
----------------------------------------------------------------------------
(Per share in U.S. $)
                                      Second Quarter       Year-to-Date
                                      --------------       ------------
                                2000   1999  $ Change 2000    1999  $ Change
                                --------------------------------------------
As Reported
  Entergy Wholesale Operations  0.15   0.09    0.06   0.18    0.02   0.16
  Entergy Nuclear               0.05     -     0.05   0.10      -    0.10
  Divested Businesses             -    0.10   (0.10)    -     0.14  (0.14)
                                -----------------------------------------
  Total                         0.20   0.19    0.01   0.28    0.16   0.12

Less Special Items
  Entergy Wholesale Operations  0.06     -     0.06   0.06   (0.01)  0.07
  Entergy Nuclear                 -      -       -      -       -      -
  Divested Businesses             -    0.10   (0.10)    -     0.15  (0.15)
                                -----------------------------------------
  Total                         0.06   0.10   (0.04)  0.06    0.14  (0.08)

Operational
  Entergy Wholesale Operations  0.09   0.09      -    0.12    0.03   0.09
  Entergy Nuclear               0.05     -     0.05   0.10      -    0.10
  Divested Businesses             -      -       -      -    (0.01)  0.01
                                -----------------------------------------
  Total                         0.14   0.09    0.05   0.22    0.02   0.20

----------------------------------------------------------------------------


Table 5 lists special items by business for the second quarter and year-to-date for 2000 and 1999. Special items are those events that are non-routine, are related to prior periods, or result from discontinued operations. The intent is to identify separately the earnings impact of special events in order to report solely the results of the company's ongoing operations.

----------------------------------------------------------------------------
Table 5:  Entergy Corporation Special Items
(Shown as Positive / (Negative) Impact on Earnings Per Share)
Second Quarter and Year-to-Date 2000 vs. 1999
----------------------------------------------------------------------------
(Per share in U.S. $)
                                                  Second Quarter        Year-to-Date
                                                  --------------        ------------
                                              2000   1999  Change  2000      1999 Change
                                              ------------------------------------------
U.S. Utility Special Items
Change in unbilled revenue estimate                  0.13  (0.13)            0.13  (0.13)
SERI refund adjustments                             (0.08)  0.08            (0.08)  0.08
Regulatory and reserve adjustments                  (0.06)  0.06  (0.7) (i) (0.06) (0.01)
                                               -----------------------------------------
Total                                               (0.01)  0.01  (0.7)     (0.01) (0.06)

Competitive Businesses Special Items
EWO - Gain on sale of Freestone Project        0.06         0.06   0.06             0.06
Divested Businesses - Foreign tax benefits           0.07  (0.07)            0.10  (0.10)
Divested Businesses - Gain on sale of Hyperion       0.03  (0.03)            0.03  (0.03)
Divested Businesses - CitiPower purchase price                               0.02  (0.02)
  adjustment
EWO - Write-off of start up costs per new                                   (0.01)  0.01
  acctg. standard(j)
                                               -----------------------------------------
Total                                          0.06  0.10  (0.04)  0.6       0.14  (0.08)
                                               =========================================
Total Special Items                            0.06  0.09  (0.03) (0.1)      0.13  (0.14)
----------------------------------------------------------------------------

_______________________

(i) Regulatory and reserve adjustments were made in the first quarter of 2000 for potential rate actions, rate refunds, and ongoing litigation.
(j) The new accounting standard is AICPA Statement of Position 98-5, "Recording the Costs of Start-Up Operations."

Share Repurchase Program

During second quarter 2000, 8.8 million shares were repurchased at a total cost of $233 million. Since the share repurchase program was initiated in July 1999, through June 30, 2000, $618 million of the $750 million Board authorized share repurchase program were utilized to purchase 24.1 million shares. The program is expected to be completed by the end of 2000.


Earnings Review and Outlook

"Financial results were very strong in the second quarter," said C. John Wilder, Entergy's chief financial officer. "Solid performance at the utility drove earnings growth well beyond the impact of favorable weather, while the competitive businesses contributed over 14% of total operational earnings. Based on the strong first half of the year, we have increased our 2000 earnings target to $2.55 to $2.65 per share up from $2.35 to $2.45
- an 8% increase, and 18 to 22% above 1999 operational results."

Table 6 provides Entergy's projection of 2000 operational earnings per share.

----------------------------------------------------------------------------
Table 6: 2000 Earnings Per Share Guidance
----------------------------------------------------------------------------
(Per share in U.S. $)
         1999              Changes in 2000               2000      2Q 2000
      Operational                                      Guidance      YTD
                                                         Range   Operational
----------------------------------------------------------------------------

                                      Range of Impact
Utility          Regulatory reductions  (0.02)  0.00
                 Sales growth &          0.12   0.13
                   share repurchase
                                        ------------
                       Total             0.10   0.13   2.27  2.30    1.17
         2.17 (k)

ENI              Full year of            0.10   0.12
                   Pilgrim ownership
                                        ------------
         0.06        Total               0.10   0.12   0.16  0.18    0.10

EWO              No Edesur sale         (0.07) (0.07)
                 U.K. projects (LD's     0.11   0.13
                   & operations)
                 Improved trading        0.08   0.09
                   and JV
                                        ------------
         0.05        Total               0.12   0.15   0.17  0.20    0.12

Parent           Expense reductions      0.20   0.21
 & Other           & other
                 Reduced investment     (0.05) (0.04)
                   income
                                        ------------
        (0.20)       Total               0.15   0.17 (0.05) (0.03)    0.07

        ------------------------------------------------------------------
1999     2.08                            0.47   0.57  2.55   2.65     1.46
 Total

Weather  0.09                                                         0.02
Impact

----------------------------------------------------------------------------


_________________

(k) Excludes $0.09 favorable weather impact.

Table 7 reconciles the change in guidance for 2000 earnings announced on July 13, 2000 to the guidance given in the first quarter earnings release.


----------------------------------------------------------------------------
Table 7: Reconciliation of First to Second Quarter 2000 Earnings Guidance
----------------------------------------------------------------------------
(Per share in U.S. $)
                                                2000 Guidance Range
First Quarter Guidance                            2.35       2.45
    Changes
    Higher than projected liquidated damages            0.06
    Accelerated share repurchase program                0.06
    Favorable weather and utility sales growth          0.06
    Change in parent projections, including higher      0.02
      investment income                                -----
    Total                                               0.20
Second Quarter Guidance                           2.55       2.65
----------------------------------------------------------------------------


Other Performance Highlights

Operating cash flows increased 12% in second quarter 2000 when compared with the same period in 1999, largely as a result of higher income in the 2000 period. The improvements in cash flow are amplified on a per share basis with fewer shares in 2000 as a result of the repurchase program.

Cash return on average investment improved slightly in the twelve months ending June 2000. Return on average common equity rose significantly in the twelve months ending June 2000, up 20% relative to the same period ending June 1999. The increase was a result of strong income growth and a reduction in common equity in the more recent period due to the stock repurchase program. The share repurchase program reduced the book value of the company as treasury stock reduced common equity by $618 million. This was partially offset by a $342 million increase in retained earnings. With 9% fewer shares in 2000, however, the book value per share for June 2000 was higher than for the earlier period.


Table 8 provides a comparative summary of key financial performance metrics for the second quarter and year-to-date 2000 vs. 1999.

----------------------------------------------------------------------------
Table 8:  Entergy Corporation Key Financial Performance Metrics
Second Quarter and Year-to-Date 2000 vs. 1999
----------------------------------------------------------------------------
(In U.S. $)
                                         Second Quarter         Year-to-Date
                                         --------------         ------------
                                       2000  1999  Change   2000  1999  Change
                                     --------------------  -------------------
Operating cash flow ($ millions)       $427  $381     $46    $738  $591  $147
Operating cash flow per share         $1.87 $1.54   $0.33   $3.18 $2.40 $0.78

For 12 months ending June 30           2000  1999  Change
Cash return on average investment (l)  6.7%  6.6%   0.1%
Return on average common equity (m)    9.1%  7.6%   1.5%
Book value per share(n)              $31.02 $29.27 $1.75
End of period shares outstanding
   (millions)                         223.5  246.8 (23.3)


----------------------------------------------------------------------------

__________________________

(l) "Cash return on average investment" is 12-months rolling EBITDA divided by average total assets plus accumulated depreciation less current liabilities - 1999 EBTIDA excludes the gains from sales of London Electricity and CitiPower. This metric is a measure of Entergy's ability to generate cash relative to its gross investments.

(m) "Return on average common equity" is 12-months rolling net income divided by average common equity - net income excludes all special items. This metric is a measure of Entergy's ability to generate profits from equity received from common shareholders.

(n) "Book  value  per share" is common equity divided by  end  of  period
    shares  outstanding.   This metric is a measure  of  the  book  value  of
    Entergy's net assets per share.



  Entergy's common stock is listed on the New York, Chicago, and Pacific exchanges under the symbol "ETR".

      Entergy Corporation's on-line address is http://www.entergy.com

***************************************************************************
The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that forward-looking statements contained in the foregoing release with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, the onset of competition, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, movements in the markets for electricity and other energy-related commodities, changes in interest rates and in financial and foreign currency markets generally, changes in corporate strategies, and other factors.


Entergy Corporation

Consolidating Balance Sheet
June 30, 2000
(Dollars in thousands)
(Unaudited)

                                                                   U.S.        Parent    Competitive Eliminations   Consolidated
                                                                Utilities     Company     Businesses
                        ASSETS
CURRENT ASSETS
 Cash and cash equivalents:
    Cash                                                        $   53,779    $       0   $ 102,289    $        -    $  156,068
    Temporary cash investments - at cost,
      which approximates market                                    449,570      148,318   1,039,140             -     1,637,028
    Special deposits                                                     -            -       3,978             -         3,978
                                                                ---------------------------------------------------------------
        Total cash and cash equivalents                            503,349      148,318   1,145,407             -     1,797,074
                                                                ---------------------------------------------------------------
Other temporary investments                                              -            -      23,100             -        23,100
Notes receivable                                                     1,579            -       2,064             -         3,643
Accounts receivable:
   Customer                                                        299,857            -          91             -       299,948
   Allowance for doubtful accounts                                  (6,943)            -     (2,064)            -        (9,007)
   Associated companies                                             18,106      109,886       3,804      (131,796)           (0)
   Other                                                           100,821          (57)    253,955             -       354,719
   Accrued unbilled revenues                                       375,983            -           -             -       375,983
                                                                ---------------------------------------------------------------
     Total receivables                                             787,824      109,829     255,786      (131,796)    1,021,643
Deferred fuel costs                                                394,875            -           -             -       394,875
Fuel inventory - at average cost                                   118,872            -       4,165          (202)      122,835
Materials and supplies - at average cost                           336,753          (13)     21,477             -       358,217
Rate deferrals                                                      24,265            -           -             -        24,265
Deferred nuclear refueling outage costs                             33,708            -           -             -        33,708
Prepayments and other                                               70,360        2,365      29,069             -       101,796
                                                                ---------------------------------------------------------------
TOTAL                                                            2,271,586      260,499   1,481,068      (131,997)    3,881,156
                                                                ---------------------------------------------------------------

            OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity                         214    6,763,971         757    (6,764,727)          214
Decommissioning trust funds                                        849,126            -     435,175             -     1,284,301
Non-utility property - at cost (less accumulated depreciation)     222,938            -     104,252             -       327,191
Non-regulated investments                                                -        1,000     263,442             -       264,442
Other - at cost (less accumulated depreciation)                     17,704            -       4,439             -        22,145
                                                                ---------------------------------------------------------------
TOTAL                                                            1,089,983    6,764,971     808,066    (6,764,727)    1,898,293
                                                                ---------------------------------------------------------------

UTILITY PLANT

Electric                                                        23,261,933        4,340     155,534             -    23,421,808
Plant acquisition adjustment                                       398,497            -         300             -       398,797
Property under capital lease                                       771,466            -           -             -       771,466
Natural gas                                                        190,000            -           -             -       190,000
Construction work in progress                                      913,326          971   1,046,220             -     1,960,517
Nuclear fuel under capital lease                                   262,996            -           -             -       262,996
Nuclear fuel                                                        68,372            -      40,726             -       109,098
                                                                ---------------------------------------------------------------
TOTAL UTILITY PLANT                                             25,866,590        5,311   1,242,780             -    27,114,682
       Less - accumulated depreciation and amortization         11,160,327        2,676      85,367             -    11,248,370
                                                                ---------------------------------------------------------------
UTILITY PLANT - NET                                             14,706,264        2,635   1,157,414             -    15,866,312
                                                                ---------------------------------------------------------------

           DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                                   7,430            -           -             -         7,430
    SFAS 109 regulatory asset - net                              1,031,503            -           -             -     1,031,503
    Unamortized loss on reacquired debt                            192,493            -           -             -       192,493
    Other regulatory assets                                        706,401            -           -             -       706,401
  Long-term receivables                                             30,970            -           -             -        30,970
  Other                                                            191,402      402,549     517,812      (402,046)      709,718
                                                                ---------------------------------------------------------------
TOTAL                                                            2,160,200      402,549     517,812      (402,046)    2,678,515
                                                                ---------------------------------------------------------------

TOTAL ASSETS                                                   $20,228,032   $7,430,654  $3,964,360   $(7,298,770)  $24,324,276
                                                               ================================================================
*Totals may not foot due to rounding.

</TABLE

Entergy Corporation

Consolidating Balance Sheet
June 30, 2000
(Dollars in thousands)
(Unaudited)

                   LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES

Currently maturing long-term debt                 $  127,108    $       -   $  67,000    $        -   $   194,108
Notes payable:
  Other                                                  716      435,000           -             -       435,716
Account payable:
  Associated companies                                 7,338        1,634      19,524       (28,496)            -
  Other                                              580,800        4,490     211,270             -       796,560
Customer deposits                                    164,986            -           -             -       164,986
Taxes accrued                                        379,278        6,628     194,687             -       580,593
Accumulated deferred income taxes                    115,967            -          20             -       115,987
Nuclear refueling outage costs                         2,329            -           -             -         2,329
Interest accrued                                     150,585        1,363       1,439             -       153,388
Co-owner advances                                     22,511            -           -        (8,129)       14,382
Obligations under capital leases                     175,466            -           -             -       175,466
Other                                                176,197        7,449      29,594       (39,374)      173,865
                                                 ----------------------------------------------------------------
TOTAL                                              1,903,281      456,564     523,533       (75,999)    2,807,380
                                                 ----------------------------------------------------------------

        DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                  3,348,088      (16,669)   (106,990)            -     3,224,430
Accumulated deferred investment tax credits          506,142            -           -             -       506,142
Obligations under capital leases                     177,874            -           -             -       177,874
FERC settlement - refund obligation                   34,143            -           -             -        34,143
Other regulatory liabilities                         225,843            -           -             -       225,843
Decommisioning                                       281,572            -     444,286             -       725,858
Transition to competition                            176,722            -           -             -       176,722
Regulatory reserves                                  415,420            -           -             -       415,420
Accumulated provisions                               280,020            -         359             -       280,378
Other                                                655,347       52,323     505,160      (394,118)      818,711
                                                 ----------------------------------------------------------------
TOTAL                                              6,101,172       35,654     842,815      (394,118)    6,585,521
                                                 ----------------------------------------------------------------

Long-term debt                                     6,262,572            -   1,179,955       (63,925)    7,378,602
Preferred stock with sinking fund                     69,650            -           -             -        69,650
Preference stock                                           -            -           -             -             -
Company-obligated mandatorily redeemable
   preferred securities of subsidiary trust holding
   solely junior subordinated deferrable debentures  215,000            -           -             -       215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                 335,961            -           -             -       335,961
Common stock                                       2,225,870        2,472     664,577    (2,890,446)        2,472
       Authorized shares    500,000,000
       Issued shares CY     247,172,239
Paid-in capital                                    1,779,381    4,636,407     874,140    (2,653,521)    4,636,407
Retained earnings                                  1,335,144    2,982,495     (38,572)   (1,296,571)    2,982,495
Accumulated other comprehensive income:
  Cumulative foreign currency translation adjustment       -      (69,811)    (69,811)       69,811       (69,811)
  Net unrealized investment gains (losses)                 -            -      (6,275)            -        (6,275)
Less - treasury stock, at cost                             -      613,126       6,000        (6,000)      613,126
  Shares CY                 23,709,144

                                                 ----------------------------------------------------------------

TOTAL                                              5,676,356    6,938,436   1,418,058    (6,764,727)    7,268,123
                                                 ----------------------------------------------------------------


   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $20,228,032   $7,430,654  $3,964,360   $(7,298,770)  $24,324,276
                                                 ================================================================
*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 1999
(Dollars in thousands)
(Unaudited)

                                                     U.S.         Parent       Competitive Eliminations    Consolidated
                                                   Utilities      Company       Businesses
             ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                           $  35,970     $      14    $   72,214    $        -      $   108,198
     Temporary cash investments - at cost,
      which approximates market                      101,199        16,479       987,843             -        1,105,521
    Special deposits                                       -             -             -             -                -
                                                 ----------------------------------------------------------------------
              Total cash and cash equivalents        137,169        16,493     1,060,057             -        1,213,719
                                                 ----------------------------------------------------------------------
Other temporary investments                                -             -       321,351             -          321,351
Notes receivable                                          97             -         2,064             -            2,161
Accounts receivable:
   Customer                                          290,240             -            91             -          290,331
   Allowance for doubtful accounts                    (6,943)            -        (2,564)            -           (9,507)
   Associated companies                               16,293       177,501          (319)     (193,476)               -
   Other                                              55,190           (51)      152,759             -          207,898
   Accrued unbilled revenues                         298,616             -             -             -          298,616
                                                 ----------------------------------------------------------------------
     Total receivables                               653,397       177,450       149,967      (193,476)         787,338
Deferred fuel costs                                  240,661             -             -             -          240,661
Fuel inventory - at average cost                      87,362             -         7,424          (366)          94,419
Materials and supplies - at average cost             370,681           (18)       21,741             -          392,403
Rate deferrals                                        30,394             -             -             -           30,394
Deferred nuclear refueling outage costs               58,119             -             -             -           58,119
Prepayments and other                                 52,836         2,100        23,628             -           78,567
                                                 ----------------------------------------------------------------------
TOTAL                                              1,630,717       196,025     1,586,232      (193,841)       3,219,132
                                                 ----------------------------------------------------------------------

   OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity           214     6,707,894             -    (6,707,894)             214
Decommissioning trust funds                          815,014             -       431,009             -        1,246,023
Non-utility property - at cost
  (less accumulated depreciation)                    217,622             -        99,544             -          317,165
Non-regulated investments                                  -             -       198,003             -          198,003
Other - at cost (less accumulated depreciation)       16,714             -             -             -           16,714
                                                 ----------------------------------------------------------------------
TOTAL                                              1,049,563     6,707,894       728,556    (6,707,894)       1,778,119
                                                 ----------------------------------------------------------------------

UTILITY PLANT

Electric                                          23,003,335         4,340       155,486             -       23,163,161
Plant acquisition adjustment                               -       406,630           300             -          406,929
Property under capital lease                         768,500             -             -             -          768,500
Natural gas                                          186,041             -             -             -          186,041
Construction work in progress                        708,431           688       791,498             -        1,500,617
Nuclear fuel under capital lease                     286,476             -             -             -          286,476
Nuclear fuel                                          39,506             -        48,186             -           87,693
                                                 ----------------------------------------------------------------------
TOTAL UTILITY PLANT                               24,992,289       411,658       995,470             -       26,399,417
Less - accumulated depreciation and amortization  10,813,031         2,242        83,387             -       10,898,661
                                                 ----------------------------------------------------------------------
UTILITY PLANT - NET                               14,179,258       409,415       912,083             -       15,500,756
                                                 ----------------------------------------------------------------------

 DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                    16,581             -             -             -           16,581
    SFAS 109 regulatory asset - net                1,068,006             -             -             -        1,068,006
    Unamortized loss on reacquired debt              198,631             -             -             -          198,631
    Other regulatory assets                          637,870             -             -             -          637,870
  Long-term receivables                               32,260             -             -             -           32,260
  Other                                              143,863        47,574       342,294             -          533,732
                                                 ----------------------------------------------------------------------
TOTAL                                              2,097,211        47,574       342,294             -        2,487,080
                                                 ----------------------------------------------------------------------

TOTAL ASSETS                                     $18,956,750    $7,360,908    $3,569,164   $(6,901,735)   $  22,985,087
                                                 ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 1999
(Dollars in thousands)
(Unaudited)


                                                    U.S.         Parent       Competitive Eliminations    Consolidated
                                                 Utilities      Company       Businesses

 LIABILITIES AND SHAREHOLDERS' EQUITY                                                -
CURRENT LIABILITIES
  Currently maturing long-term debt               $194,555      $      -       $     -     $       -         $194,555
Notes payable:
  Other                                                716       120,000             -             -          120,715
Account payable:
  Associated companies                               1,604         2,165        21,807       (25,577)               -
  Other                                            468,278        17,786       221,614             -          707,678
Customer deposits                                  161,909             -             -             -          161,909
Taxes accrued                                      270,644         9,142       165,891             -          445,677
Accumulated deferred income taxes                   72,640             -             -             -           72,640
Nuclear refueling outage costs                      11,216             -             -             -           11,216
Interest accrued                                   126,177           148         2,702             -          129,028
Co-owner advances                                   15,147             -             -        (8,129)           7,018
Obligations under capital lease                    178,247             -             -             -          178,247
Other                                              213,583         6,251        24,054      (118,139)         125,749
                                               ----------------------------------------------------------------------
TOTAL                                            1,714,717       155,493       436,067      (151,845)       2,154,432
                                               ----------------------------------------------------------------------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                3,443,734       (16,165)     (160,568)            -        3,267,001
Accumulated deferred investment tax credits        519,910             -             -             -          519,910
Obligations under capital lease                    205,464             -             -             -          205,464
FERC settlement - refund obligation                 37,337             -             -             -           37,337
Other regulatory liabilities                       199,139             -             -             -          199,139
Decommisioning                                     268,697             -       478,095             -          746,792
Transition to competition                          157,034             -             -             -          157,034
Regulatory reserves                                378,307             -             -             -          378,307
Accumulated provisions                             222,008        57,938          (522)            -          279,425
Other                                              250,338        39,216       237,840         7,763          535,156
                                               ----------------------------------------------------------------------
TOTAL                                            5,681,969        80,989       554,845         7,763        6,325,565
                                               ----------------------------------------------------------------------


Long-term debt                                   5,623,974             -     1,038,370       (49,760)       6,612,583
Preferred stock with sinking fund                   69,650             -             -             -           69,650
Preference stock                                   150,000             -             -             -          150,000
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely junior subordinated
  deferrable debentures                            215,000             -             -             -          215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund               338,455             -             -             -          338,455
  Common stock                                   2,225,870         2,471       659,561    (2,885,431)           2,471
       Authorized shares        500,000,000
       Issued shares CY         247,082,345
  Paid-in capital                                1,779,316     4,636,163       835,400    (2,614,718)       4,636,163
  Retained earnings                              1,157,800     2,786,467       124,726    (1,282,527)       2,786,467
Accumulated other comprehensive income:
  Cumulative foreign currency translation adjustment     -       (68,782)      (68,782)       68,782          (68,782)
  Net unrealized investment gains (losses)               -             -        (5,023)            -           (5,023)
  Less - treasury stock, at cost                         -       231,894         6,000        (6,000)         231,894
       Shares CY                  8,045,434

                                               ----------------------------------------------------------------------
TOTAL                                            5,501,441     7,124,426     1,539,883    (6,707,893)       7,457,857
                                               ----------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $18,956,750    $7,360,908    $3,569,164  $ (6,901,735)     $22,985,087
                                               ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
June 30, 2000 vs December 31, 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

                                                     U.S.         Parent       Competitive Eliminations    Consolidated
                                                   Utilities      Company       Businesses
             ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                           $  17,809     $     (14)   $   30,075    $        -      $    47,871
     Temporary cash investments - at cost,
      which approximates market                      348,370       131,839        51,297             -          531,506
    Special deposits                                       -             -         3,978             -            3,978
                                                 ----------------------------------------------------------------------
              Total cash and cash equivalents        366,179       131,825        85,350             -          583,355
                                                 ----------------------------------------------------------------------
Other temporary investments                                -             -      (298,251)            -         (298,251)
Notes receivable                                       1,482             -             -             -            1,482
Accounts receivable:
   Customer                                            9,617             -             -             -            9,617
   Allowance for doubtful accounts                         -             -           500             -              500
   Associated companies                                1,813       (67,616)        4,122        61,680                -
   Other                                              45,631            (6)      101,196             -          146,821
   Accrued unbilled revenues                          77,367             -             -             -           77,367
                                                 ----------------------------------------------------------------------
     Total receivables                               134,427       (67,621)      105,819        61,680          234,305
Deferred fuel costs                                  154,214             -             -             -          154,214
Fuel inventory - at average cost                      31,510             -        (3,259)          164           28,416
Materials and supplies - at average cost             (33,928)            6          (263)            -          (34,186)
Rate deferrals                                        (6,129)            -             -             -           (6,129)
Deferred nuclear refueling outage costs              (24,411)            -             -             -          (24,411)
Prepayments and other                                 17,524           265         5,441             -           23,229
                                                 ----------------------------------------------------------------------
TOTAL                                                640,869        64,474      (105,163)       61,844          662,023
                                                 ----------------------------------------------------------------------

   OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity             -        56,077           757       (56,833)               -
Decommissioning trust funds                           34,112             -         4,166             -           38,278
Non-utility property - at cost
  (less accumulated depreciation)                      5,317             -         4,709             -           10,026
Non-regulated investments                                  -         1,000        65,439             -           66,439
Other - at cost (less accumulated depreciation)          991             -         4,439             -            5,431
                                                 ----------------------------------------------------------------------
TOTAL                                                 40,420        57,077        79,510       (56,833)         120,173
                                                 ----------------------------------------------------------------------

UTILITY PLANT

Electric                                             258,598             -            49             -          258,647
Plant acquisition adjustment                         398,497      (406,630)            -             -           (8,133)
Property under capital lease                           2,966             -             -             -            2,966
Natural gas                                            3,959             -             -             -            3,959
Construction work in progress                        204,895           283       254,722             -          459,900
Nuclear fuel under capital lease                     (23,480)            -             -             -          (23,480)
Nuclear fuel                                          28,866             -        (7,460)            -           21,406
                                                 ----------------------------------------------------------------------
TOTAL UTILITY PLANT                                  874,301      (406,346)      247,311             -          715,265
Less - accumulated depreciation and amortization     347,296           434         1,980             -          349,709
                                                 ----------------------------------------------------------------------
UTILITY PLANT - NET                                  527,005      (406,780)      245,331             -          365,556
                                                 ----------------------------------------------------------------------

 DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                    (9,150)            -             -             -           (9,150)
    SFAS 109 regulatory asset - net                  (36,503)            -             -             -          (36,503)
    Unamortized loss on reacquired debt               (6,138)            -             -             -           (6,138)
    Other regulatory assets                           68,531             -             -             -           68,531
  Long-term receivables                               (1,290)            -             -             -           (1,290)
  Other                                               47,539       354,975       175,519      (402,046)         175,986
                                                 ----------------------------------------------------------------------
TOTAL                                                 62,989       354,975       175,519      (402,046)         191,435
                                                 ----------------------------------------------------------------------

TOTAL ASSETS                                     $ 1,271,282    $   69,746    $  395,196   $  (397,035)   $   1,339,189
                                                 ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
June 30, 2000 vs December 31, 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)


                                                    U.S.         Parent       Competitive Eliminations    Consolidated
                                                 Utilities      Company       Businesses

 LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Currently maturing long-term debt               $ 67,447      $      -      $(67,000)    $       -         $    447
Notes payable:
  Other                                                  -       315,000             -             -          315,001
Account payable:
  Associated companies                               5,734          (531)       (2,284)       (2,919)               -
  Other                                            112,523       (13,296)      (10,345)            -           88,881
Customer deposits                                    3,076             -             -             -            3,076
Taxes accrued                                      108,634        (2,514)       28,796             -          134,916
Accumulated deferred income taxes                   43,327             -            20             -           43,347
Nuclear refueling outage costs                      (8,887)            -             -             -           (8,887)
Interest accrued                                    24,408         1,215        (1,263)            -           24,360
Co-owner advances                                    7,363             -             -             -            7,363
Obligations under capital lease                     (2,781)            -             -             -           (2,781)
Other                                              (37,385)        1,198         5,539        78,765           48,116
                                               ----------------------------------------------------------------------
TOTAL                                              188,564       301,071        87,466        75,845          652,947
                                               ----------------------------------------------------------------------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                  (95,646)         (503)       10,239             -          (85,911)
Accumulated deferred investment tax credits        (13,768)            -             -             -          (13,768)
Obligations under capital lease                    (27,590)            -             -             -          (27,590)
FERC settlement - refund obligation                 (3,194)            -             -             -           (3,194)
Other regulatory liabilities                        26,704             -             -             -           26,704
Decommisioning                                      12,874             -         9,531             -           22,405
Transition to competition                           19,689             -             -             -           19,689
Regulatory reserves                                 37,113             -             -             -           37,113
Accumulated provisions                              58,011       (57,938)          881             -              954
Other                                              405,009        13,107       267,320      (401,881)         283,555
                                               ----------------------------------------------------------------------
TOTAL                                              419,204       (45,335)      287,970      (401,881)         259,956
                                               ----------------------------------------------------------------------


Long-term debt                                     638,599             -       141,585       (14,165)         766,019
Preferred stock with sinking fund                        -             -             -             -                -
Preference stock                                  (150,000)            -             -             -         (150,000)
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely junior subordinated
  deferrable debentures                                  -             -             -             -                -

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                (2,493)            -             -             -           (2,493)
  Common stock                                           -             1         5,016        (5,016)               1
  Paid-in capital                                       65           244        38,740       (38,803)             244
  Retained earnings                                177,344       196,027      (163,298)      (14,044)         196,029
Accumulated other comprehensive income:
  Cumulative foreign currency translation adjustment     -        (1,029)       (1,029)        1,029           (1,029)
  Net unrealized investment gains (losses)               -             -        (1,253)            -           (1,253)
  Less - treasury stock, at cost                         -       381,233             -             -          381,233

                                               ----------------------------------------------------------------------
TOTAL                                              174,915      (185,990)     (121,825)      (56,834)        (189,734)
                                               ----------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $ 1,271,282    $   69,746    $  395,196  $   (397,035)     $ 1,339,189
                                               ======================================================================

* Totals may not foot due to rounding.

Entergy Corporation


Consolidating Income Statement
Three Months Ended June 30, 2000
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $1,669,082    $       -     $      -    $   (4,393)   $ 1,664,688
     Natural gas                                      28,396            -            -             -         28,396
     Steam products                                        -            -            -             -              -
     Competitive businesses                                -        8,514      444,277        (8,087)       444,704
                                                  -----------------------------------------------------------------
                         Total                     1,697,477        8,514      444,277       (12,480)     2,137,788
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       402,048            -       62,389             -        464,436
            purchased for resale
          Purchased power                            217,031            -      295,303        (9,814)       502,521
                                                  -----------------------------------------------------------------

      Gross Margin                                 1,078,399        8,514       86,585        (2,667)     1,170,831
      Margin %                                         63.5%       100.0%        19.5%          21.4%         54.8%

          Nuclear refueling outage expenses           16,629            -            -             -         16,629
          Other operation and maintenance            371,591        9,372       72,224        (2,963)       450,223
     Decommissioning                                   6,169            -            -             -          6,169
     Taxes other than income taxes                    81,336          444        1,761             -         83,540
                                                  -----------------------------------------------------------------
                         Total                     1,094,803        9,816      431,677       (12,777)     1,523,518
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     602,674       (1,302)      12,600           297        614,270
                                                  -----------------------------------------------------------------

Margin %                                               35.5%       (15.3%)        2.8%         (2.4%)         28.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   176,097          794        1,857             -        178,749
     Other regulatory charges (credits)               (5,900)           -            -             -         (5,900)
     Amortization of rate deferrals                    7,883            -            -             -          7,883
                                                  -----------------------------------------------------------------
                        Total                        178,080          794        1,857             -        180,732
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              424,594       (2,096)      10,743           297        433,538
                                                  -----------------------------------------------------------------

Margin %                                               25.0%       (24.6%)        2.4%         (2.4%)         20.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            8,041            -            -             -          8,041
       construction
     Gain/(loss) on sale of assets - net                 531            -       20,526             -         21,057
     Miscellaneous - net                               1,931       29,982       44,227        (2,488)        73,651
                                                  -----------------------------------------------------------------
                          Total                       10,502       29,982       64,753        (2,488)       102,749
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      118,336            -          126             -        118,462
     Other interest - net                             10,688        7,324        7,549        (2,191)        23,369
     Distributions on preferred securities             4,709            -            -             -          4,709
       of subsidiaries
     Allowance for borrowed funds used                (5,889)           -            -             -         (5,889)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       127,844        7,324        7,676        (2,191)       140,651
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    307,253       20,562       67,820             -        395,636

INCOME TAXES                                         120,306        6,377       23,180             -        149,863
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       186,946       14,186       44,640             -        245,773

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              8,581            -            -             -          8,581
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  178,365    $  14,186   $   44,640     $       -       $237,192
                                                  =================================================================

Margin %                                               10.5%       166.6%        10.0%         (0.0%)         11.1%

EARNINGS PER AVERAGE COMMON SHARE                      $0.78        $0.06        $0.20                        $1.04
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                             228,097,385

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended June 30, 1999
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $1,616,624    $       -     $     (1)   $   (3,488)   $ 1,613,136
     Natural gas                                      22,149            -            -             -         22,149
     Steam products                                    7,254            -            -             -          7,254
     Competitive businesses                                -            -      678,665        (4,800)       673,865
                                                  -----------------------------------------------------------------
                         Total                     1,646,027            -      678,665        (8,288)     2,316,404
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       391,582            -       99,290             -        490,871
            purchased for resale
          Purchased power                            134,379            -      547,648        (5,201)       676,827
                                                  -----------------------------------------------------------------

      Gross Margin                                 1,120,066            -       31,727        (3,086)     1,148,706
      Margin %                                         68.0%            -         4.7%          37.2%         49.6%

          Nuclear refueling outage expenses           17,135            -            -             -         17,135
          Other operation and maintenance            333,616       29,625       50,997        (3,531)       410,707
     Decommissioning                                  10,759            -            -             -         10,758
     Taxes other than income taxes                    82,097          172          783             -         83,053
                                                  -----------------------------------------------------------------
                         Total                       969,568       29,797      698,719        (8,733)     1,689,351
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     676,460      (29,797)     (20,054)          445        627,053
                                                  -----------------------------------------------------------------

Margin %                                               41.1%            -        (3.0%)        (5.4%)         27.1%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   174,282          324        2,101             -        176,707
     Other regulatory charges (credits)               (2,372)           -            -             -         (2,372)
     Amortization of rate deferrals                   88,767            -            -             -         88,767
                                                  -----------------------------------------------------------------
                        Total                        178,080          324        2,101             -        263,102
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              415,783      (30,121)     (22,155)          445        363,951
                                                  -----------------------------------------------------------------

Margin %                                               25.3%            -        (3.3%)        (5.4%)         15.7%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            7,347            -            -             -          7,348
       construction
     Gain/(loss) on sale of assets - net                 460         (817)      41,074             -         40,718
     Miscellaneous - net                              10,753       12,989       16,912          (590)        40,064
                                                  -----------------------------------------------------------------
                          Total                       18,560       12,172       57,986          (590)        88,130
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      119,392            -          772             -        120,164
     Other interest - net                             33,398        1,986        1,702          (145)        36,942
     Distributions on preferred securities             4,709            -            -             -          4,710
       of subsidiaries
     Allowance for borrowed funds used                (5,926)           -            -             -         (5,926)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       151,574        1,986        2,475          (145)       155,890
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    282,769      (19,935)      33,356             -        296,191

INCOME TAXES                                         107,902       (6,748)     (14,721)            -         86,433
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       174,868      (13,187)      48,077             -        209,758

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              9,980            -            -             -          9,981
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  164,887    $ (13,187)  $   48,077     $       -       $199,777
                                                  =================================================================

Margin %                                               10.0%            -         7.1%         (0.0%)          8.6%

EARNINGS PER AVERAGE COMMON SHARE                      $0.67       ($0.05)       $0.19                        $0.81
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                             246,795,710

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended June 30, 2000 vs. 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $   52,458    $       -     $      -    $     (906)   $    51,553
     Natural gas                                       6,246            -            -             -          6,246
     Steam products                                   (7,255)           -            -             -         (7,255)
     Competitive businesses                                -        8,514     (234,388)       (3,287)      (229,161)
                                                  -----------------------------------------------------------------
                         Total                        51,449        8,514     (234,388)       (4,193)      (178,617)
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas        10,466            -      (36,901)            -        (26,435)
            purchased for resale
          Purchased power                             82,651            -     (252,344)       (4,613)      (174,306)
                                                  -----------------------------------------------------------------

      Gross Margin                                   (41,668)       8,514       54,858           420         22,124
      Margin %                                         (4.5%)      100.0%        14.8%         (15.9%)         5.2%

          Nuclear refueling outage expenses             (506)           -            -             -           (506)
          Other operation and maintenance             37,975      (20,253)      21,226           568         39,516
     Decommissioning                                  (4,590)           -            -             -         (4,590)
     Taxes other than income taxes                      (762)         272          978             -            488
                                                  -----------------------------------------------------------------
                         Total                       125,235      (19,981)    (267,042)       (4,044)      (165,832)
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     (73,785)      28,495       32,654          (149)       (12,785)
                                                  -----------------------------------------------------------------

Margin %                                               (5.6%)      (15.3%)        5.8%          3.0%           1.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                     1,816          470         (244)            -          2,041
     Other regulatory charges (credits)               (4,368)           -            -             -         (4,368)
     Amortization of rate deferrals                  (80,044)           -            -             -        (80,044)
                                                  -----------------------------------------------------------------
                        Total                        (82,596)         470         (244)            -        (82,371)
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                                8,811       28,025       32,898          (149)        69,586
                                                  -----------------------------------------------------------------

Margin %                                               (0.2%)      (24.6%)        5.7%          3.0%           4.6%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during              693            -            -             -            693
       construction
     Gain/(loss) on sale of assets - net                  71          817      (20,548)            -        (19,660)
     Miscellaneous - net                              (8,822)      16,993       27,315        (1,898)        33,587
                                                  -----------------------------------------------------------------
                          Total                       (8,058)      17,810        6,767        (1,898)        14,620
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                       (1,056)           -         (646)            -         (1,702)
     Other interest - net                            (22,711)       5,337        5,847        (2,047)       (13,573)
     Distributions on preferred securities                 -            -            -             -              -
       of subsidiaries
     Allowance for borrowed funds used                    36            -            -             -             36
       during construction
                                                  -----------------------------------------------------------------
                         Total                       (23,730)       5,337        5,201        (2,047)       (15,238)
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                     24,483       40,498       34,464             -         99,445

INCOME TAXES                                          12,405       13,125       37,901             -         63,431
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        12,079       27,373       (3,437)            -         36,014

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             (1,399)           -            -             -         (1,399)
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   13,478    $  27,373   $   (3,437)    $       -       $ 37,413
                                                  =================================================================

Margin %                                                0.5%        166.6%        3.0%          0.0%           2.5%

EARNINGS PER AVERAGE COMMON SHARE                      $0.11        $0.11        $0.01                        $0.23

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date June 30, 2000
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $3,024,629    $       -     $      1    $   (7,059)   $ 3,017,570
     Natural gas                                      74,292            -            -             -         74,292
     Steam products                                        -            -            -             -              -
     Competitive businesses                                -       14,276      860,523       (17,381)       857,418
                                                  -----------------------------------------------------------------
                         Total                     3,098,921       14,276      860,523       (24,440)     3,949,280
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       821,237            -      140,953             -        962,190
            purchased for resale
          Purchased power                            353,272            -      538,718       (19,926)       872,064
                                                  -----------------------------------------------------------------

      Gross Margin                                 1,924,411       14,276      180,852        (4,514)     2,115,026
      Margin %                                         62.1%       100.0%        21.0%          18.5%         53.6%

          Nuclear refueling outage expenses           35,186            -            -             -         35,186
          Other operation and maintenance            672,033       29,742      131,114        (5,256)       827,634
     Decommissioning                                  17,106            -            -             -         17,106
     Taxes other than income taxes                   159,300          722        3,136             -        163,158
                                                  -----------------------------------------------------------------
                         Total                     2,058,135       30,464      813,921       (25,181)     2,877,338
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   1,040,785      (16,188)      46,602           741      1,071,942
                                                  -----------------------------------------------------------------

Margin %                                               33.6%      (113.4%)        5.4%         (3.0%)         27.1%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   351,845        1,532        3,648             -        357,025
     Other regulatory charges (credits)              (20,506)           -            -             -        (20,506)
     Amortization of rate deferrals                   15,279            -            -             -         15,279
                                                  -----------------------------------------------------------------
                        Total                        346,619        1,532        3,648             -        351,798
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              694,166      (17,719)      42,954           741        720,144
                                                  -----------------------------------------------------------------

Margin %                                               22.4%      (124.1%)        5.0%         (3.0%)         18.2%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           15,735            -            -             -         15,735
       construction
     Gain/(loss) on sale of assets - net               1,045            3       20,526             -         21,574
     Miscellaneous - net                               6,329       51,185       51,305        (6,186)       102,633
                                                  -----------------------------------------------------------------
                          Total                       23,109       51,188       71,831        (6,186)       139,942
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      232,678            -          252          (810)       232,121
     Other interest - net                             21,375       11,972       14,940        (4,635)        43,652
     Distributions on preferred securities             9,419            -            -             -          9,419
       of subsidiaries
     Allowance for borrowed funds used               (11,977)           -            -             -        (11,977)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       251,494       11,972       15,192        (5,445)       273,215
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    465,781       21,497       99,593             -        586,871

INCOME TAXES                                         191,497        7,001       34,191             -        232,688
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       274,284       14,496       65,403             -        354,183

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             18,131            -            -             -         18,131
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  256,153    $  14,496   $   65,403     $       -       $336,052
                                                  =================================================================

Margin %                                                8.3%       101.5%         7.6%         (0.0%)          8.5%

EARNINGS PER AVERAGE COMMON SHARE                      $1.10        $0.07        $0.28                        $1.45
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                             232,352,915

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date June 30, 1999
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $2,857,299    $       -     $      -    $   (5,580)   $ 2,851,719
     Natural gas                                      59,881            -            -             -         59,880
     Steam products                                   15,550            -            -             -         15,550
     Competitive businesses                                -            -    1,035,325        (6,148)     1,029,177
                                                  -----------------------------------------------------------------
                         Total                     2,932,730            -    1,035,325       (11,729)     3,956,326
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       736,179            -      157,792          (126)       893,844
            purchased for resale
          Purchased power                            215,727            -      841,961        (7,063)     1,050,626
                                                  -----------------------------------------------------------------

      Gross Margin                                 1,980,824            -       35,571        (4,539)     2,011,856
      Margin %                                         67.5%            -         3.4%          38.7%         50.9%

          Nuclear refueling outage expenses           36,820            -            -             -         36,820
          Other operation and maintenance            651,640       36,469       95,925        (5,696)       778,338
     Decommissioning                                  23,432            -            -             -         23,432
     Taxes other than income taxes                   164,393          396        1,333             -        166,121
                                                  -----------------------------------------------------------------
                         Total                     1,828,192       36,864    1,097,011       (12,885)     2,949,181
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   1,104,538      (36,864)     (61,686)        1,157      1,007,145
                                                  -----------------------------------------------------------------

Margin %                                               37.7%            -        (6.0%)        (9.9%)         25.5%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   354,239          875        6,434             -        361,549
     Other regulatory charges (credits)              (18,970)           -            -             -        (18,970)
     Amortization of rate deferrals                   97,180            -            -             -         97,180
                                                  -----------------------------------------------------------------
                        Total                        432,448          875        6,434             -        439,759
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              672,090      (37,740)     (68,121)        1,157        567,386
                                                  -----------------------------------------------------------------

Margin %                                               22.9%            -        (6.6%)        (9.9%)         14.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           12,759            -            -             -         12,759
       construction
     Gain/(loss) on sale of assets - net                 905         (817)      61,212             -         61,301
     Miscellaneous - net                              16,007       23,625       21,852        (1,469)        60,016
                                                  -----------------------------------------------------------------
                          Total                       29,671       22,809       83,064        (1,469)       134,076
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      240,730            -        1,965             -        242,695
     Other interest - net                             37,077        5,389        3,328          (312)        45,483
     Distributions on preferred securities             9,419            -            -             -          9,419
       of subsidiaries
     Allowance for borrowed funds used               (10,405)           -            -             -        (10,405)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       276,821        5,389        5,293          (312)       287,192
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    424,939      (20,321)       9,650             -        414,270

INCOME TAXES                                         167,495       (5,591)     (30,300)            -        131,606
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       257,444      (14,730)      39,950             -        282,664

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             20,706            -            -             -         20,706
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  236,738    $ (14,730)  $   39,950     $       -       $261,958
                                                  =================================================================

Margin %                                                8.1%            -         3.9%         (0.0%)          6.6%

EARNINGS PER AVERAGE COMMON SHARE                      $0.96       ($0.06)       $0.16                        $1.06
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                             246,688,052

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date June 30, 2000 vs. 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $  167,329    $       -     $      1    $   (1,479)   $   165,851
     Natural gas                                      14,411            -            -             -         14,411
     Steam products                                  (15,550)           -            -             -        (15,550)
     Competitive businesses                                -       14,276     (174,802)      (11,233)      (171,759)
                                                  -----------------------------------------------------------------
                         Total                       166,190       14,276     (174,802)      (12,711)        (7,046)
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas        85,058            -      (16,839)          126         68,345
            purchased for resale
          Purchased power                            137,545            -     (303,243)      (12,863)      (178,561)
                                                  -----------------------------------------------------------------

      Gross Margin                                   (56,413)      14,276      145,281            25        103,170
      Margin %                                         (5.4%)      100.0%        17.6%         (20.2%)         2.7%

          Nuclear refueling outage expenses           (1,634)           -            -             -         (1,634)
          Other operation and maintenance             20,393       (6,728)      35,190           441         49,295
     Decommissioning                                  (6,326)           -            -             -         (6,326)
     Taxes other than income taxes                    (5,093)         326        1,803             -         (2,963)
                                                  -----------------------------------------------------------------
                         Total                       229,943       (6,403)    (283,090)      (12,296)       (71,845)
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     (63,753)      20,678      108,288          (415)        64,798
                                                  -----------------------------------------------------------------

Margin %                                               (4.1%)     (113.4%)       11.4%          6.8%           1.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                    (2,394)         656       (2,786)            -         (4,524)
     Other regulatory charges (credits)               (1,534)           -            -             -         (1,534)
     Amortization of rate deferrals                  (81,901)           -            -             -        (81,901)
                                                  -----------------------------------------------------------------
                        Total                        (85,829)         656       (2,786)            -        (87,959)
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                               22,077       20,021      111,075          (415)       152,758
                                                  -----------------------------------------------------------------

Margin %                                               (0.5%)     (124.1%)       11.6%          6.8%           3.9%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            2,977            -            -             -          2,977
       construction
     Gain/(loss) on sale of assets - net                 140          819      (40,686)            -        (39,727)
     Miscellaneous - net                              (9,678)      27,559       29,454        (4,718)        42,617
                                                  -----------------------------------------------------------------
                          Total                       (6,562)      28,379      (11,232)       (4,718)         5,868
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                       (8,052)           -       (1,712)         (810)       (10,574)
     Other interest - net                            (15,703)       6,583       11,612        (4,323)        (1,831)
     Distributions on preferred securities                 -            -            -             -              -
       of subsidiaries
     Allowance for borrowed funds used                (1,572)           -            -             -         (1,572)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       (25,327)       6,583        9,900        (5,133)       (13,977)
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                     40,842       41,817       89,943             -        172,603

INCOME TAXES                                          24,002       12,592       64,490             -        101,083
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        16,840       29,225       25,453             -         71,520

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             (2,575)           -            -             -         (2,575)
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   19,415    $  29,225   $   25,453     $       -       $ 74,094
                                                  =================================================================

Margin %                                                0.2%        101.5%        3.7%          0.0%           1.9%

EARNINGS PER AVERAGE COMMON SHARE                      $0.14        $0.13        $0.12                        $0.39

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended June 30, 2000
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $6,455,761    $       -     $      -    $  (18,481)   $ 6,437,280
     Natural gas                                     124,766            -            -             -        124,766
     Steam products                                      286            -            -             -            286
     Competitive businesses                                -       14,276    2,217,619       (28,046)     2,203,849
                                                  -----------------------------------------------------------------
                         Total                     6,580,813       14,276    2,217,619       (46,527)     8,766,181
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas     1,761,900            -      394,680          (593)     2,155,987
            purchased for resale
          Purchased power                            830,747            -    1,467,885       (34,709)     2,263,923
                                                  -----------------------------------------------------------------

      Gross Margin                                 3,988,166       14,276      355,054       (11,225)     4,346,271
      Margin %                                         60.6%       100.0%        16.0%          24.1%         49.6%

          Nuclear refueling outage expenses           74,422            -            -             -         74,422
          Other operation and maintenance          1,420,834       52,211      289,884       (12,856)     1,750,073
     Decommissioning                                  39,662            -            -             -         39,662
     Taxes other than income taxes                   329,741          914        5,665             -        336,320
                                                  -----------------------------------------------------------------
                         Total                     4,457,306       53,125    2,158,114       (48,158)     6,620,387
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   2,123,507      (38,849)      59,505         1,631      2,145,794
                                                  -----------------------------------------------------------------

Margin %                                               32.3%      (272.1%)        2.7%         (3.5%)         24.5%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   683,800        2,095        8,463             -        694,358
     Other regulatory charges (credits)                4,898            -            -             -          4,898
     Amortization of rate deferrals                   42,126            -            -             -         42,126
                                                  -----------------------------------------------------------------
                        Total                        730,824        2,095        8,463             -        741,382
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,392,683      (40,944)      51,042         1,631      1,404,412
                                                  -----------------------------------------------------------------

Margin %                                               21.2%      (286.8%)        2.3%         (3.5%)         16.0%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           32,268            -            -             -         32,268
       construction
     Gain/(loss) on sale of assets - net               2,186          (13)      30,026             -         32,199
     Miscellaneous - net                              29,895       66,981      110,468       (10,304)       197,040
                                                  -----------------------------------------------------------------
                          Total                       64,349       66,968      140,494       (10,304)       261,507
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      466,593            -          519          (810)       466,302
     Other interest - net                             49,942       12,726       25,835        (7,863)        80,640
     Distributions on preferred securities            18,838            -            -             -         18,838
       of subsidiaries
     Allowance for borrowed funds used               (24,157)           -            -             -        (24,157)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       511,216       12,726       26,354        (8,673)       541,623
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    945,816       13,298      165,182             -      1,124,296

INCOME TAXES                                         375,450       31,753       50,549             -        457,752
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       570,366      (18,455)     114,633             -        666,544

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             39,993            -            -             -         39,993
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  530,373    $ (18,455)  $  114,633     $       -       $626,551
                                                  =================================================================

Margin %                                                8.1%      (129.3%)        5.2%         (0.0%)          7.1%

EARNINGS PER AVERAGE COMMON SHARE                      $2.23       ($0.08)       $0.48                        $2.63
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                             238,003,322

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended June 30, 1999
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $6,180,986    $       -     $      -    $  (15,354)   $ 6,165,632
     Natural gas                                     100,622            -            -             -        100,622
     Steam products                                   38,192            -            -             -         38,192
     Competitive businesses                                -            -    4,341,577       (16,831)     4,324,746
                                                  -----------------------------------------------------------------
                         Total                     6,319,800            -    4,341,577       (32,185)    10,629,192
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas     1,632,114            -      292,461        (1,520)     1,923,055
            purchased for resale
          Purchased power                            503,942            -    3,564,487       (19,297)     4,049,132
                                                  -----------------------------------------------------------------

      Gross Margin                                 4,183,744            -      484,629       (11,368)     4,657,005
      Margin %                                         66.2%            -        11.2%          35.3%         43.8%

          Nuclear refueling outage expenses           77,016            -            -             -         77,016
          Other operation and maintenance          1,339,181       67,127      379,291       (13,414)     1,772,185
     Decommissioning                                  46,233            -            -             -         46,233
     Taxes other than income taxes                   335,902          972        5,288             -        342,162
                                                  -----------------------------------------------------------------
                         Total                     3,934,388       68,099    4,241,527       (34,231)     8,209,783
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   2,385,412      (68,099)     100,050         2,046      2,419,409
                                                  -----------------------------------------------------------------

Margin %                                               37.7%            -         2.3%         (6.4%)         22.8%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   711,895        1,908      112,327             -        826,130
     Other regulatory charges (credits)               75,949            -            -             -         75,949
     Amortization of rate deferrals                  186,306            -            -             -        186,306
                                                  -----------------------------------------------------------------
                        Total                        974,150        1,908      112,327             -      1,088,385
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,411,262      (70,007)     (12,277)        2,046      1,331,024
                                                  -----------------------------------------------------------------

Margin %                                               22.3%            -        (0.3%)        (6.4%)         12.5%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           19,601            -            -             -         19,601
       construction
     Gain/(loss) on sale of assets - net               1,952         (817)     321,986             -        323,121
     Miscellaneous - net                              40,431       21,602       39,681        (2,740)        98,974
                                                  -----------------------------------------------------------------
                          Total                       61,984       20,785      361,667        (2,740)       441,696
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      483,349            -      112,061             -        595,410
     Other interest - net                             63,935       12,864       10,270          (694)        86,375
     Distributions on preferred securities            18,838            -       13,081             -         31,919
       of subsidiaries
     Allowance for borrowed funds used               (16,604)           -            -             -        (16,604)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       549,518       12,864      135,412          (694)       697,100
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    923,728      (62,086)     213,978             -      1,075,620

INCOME TAXES                                         347,652        2,652      (66,944)            -        283,360
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       576,076      (64,738)     280,922             -        792,260

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             43,786            -            -             -         43,786
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  532,290    $ (64,738)  $  280,922     $       -       $748,474
                                                  =================================================================

Margin %                                                8.4%            -         6.5%          0.0%           7.0%

EARNINGS PER AVERAGE COMMON SHARE                      $2.16       ($0.27)       $1.14                        $3.03
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                             246,644,571

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended June 30, 2000 vs. 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $  274,775    $       -     $      -    $   (3,127)   $   271,648
     Natural gas                                      24,144            -            -             -         24,144
     Steam products                                  (37,906)           -            -             -        (37,906)
     Competitive businesses                                -       14,276   (2,123,958)      (11,215)    (2,120,897)
                                                  -----------------------------------------------------------------
                         Total                       261,013       14,276   (2,123,958)      (14,342)    (1,863,011)
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       129,786            -      102,219           927        232,932
            purchased for resale
          Purchased power                            326,805            -   (2,096,602)      (15,412)    (1,785,209)
                                                  -----------------------------------------------------------------

      Gross Margin                                  (195,578)      14,276     (129,575)          143       (310,734)
      Margin %                                         (5.6%)      100.0%         4.8%         (11.2%)         5.8%

          Nuclear refueling outage expenses           (2,594)           -            -             -         (2,594)
          Other operation and maintenance             81,653      (14,916)     (89,407)          558        (22,112)
     Decommissioning                                  (6,571)           -            -             -         (6,571)
     Taxes other than income taxes                    (6,161)         (58)         377             -         (5,842)
                                                  -----------------------------------------------------------------
                         Total                       522,918      (14,974)  (2,083,413)      (13,927)    (1,589,396)
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                    (261,905)      29,250      (40,545)         (415)      (273,615)
                                                  -----------------------------------------------------------------

Margin %                                               (5.5%)     (272.1%)        0.4%          2.9%           1.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   (28,095)         187     (103,864)            -       (131,772)
     Other regulatory charges (credits)              (71,051)           -            -             -        (71,051)
     Amortization of rate deferrals                 (144,180)           -            -             -       (144,180)
                                                  -----------------------------------------------------------------
                        Total                       (243,326)         187     (103,864)            -       (347,003)
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              (18,579)      29,063       63,319          (415)        73,388
                                                  -----------------------------------------------------------------

Margin %                                               (1.2%)     (286.8%)        2.6%          2.9%           3.5%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           12,667            -            -             -         12,667
       construction
     Gain/(loss) on sale of assets - net                 234          804     (291,960)            -       (290,922)
     Miscellaneous - net                             (10,536)      45,379       70,787        (7,564)        98,066
                                                  -----------------------------------------------------------------
                          Total                        2,365       46,183     (221,173)       (7,564)      (180,189)
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      (16,756)           -     (111,542)         (810)      (129,108)
     Other interest - net                            (13,993)        (138)      15,565        (7,169)        (5,735)
     Distributions on preferred securities                 -            -      (13,081)            -        (13,081)
       of subsidiaries
     Allowance for borrowed funds used                (7,553)           -            -             -         (7,553)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       (38,302)        (138)    (109,058)       (7,979)      (155,477)
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                     22,088       75,384      (48,796)            -         48,676

INCOME TAXES                                          27,798       29,101      117,493             -        174,392
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        (5,710)      46,283     (166,289)            -       (125,716)

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             (3,793)           -            -             -         (3,793)
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   (1,917)   $  46,283   $ (166,289)    $       -      $(121,923)
                                                  =================================================================

Margin %                                               (0.4%)      (129.3%)      (1.3%)         0.0%           0.1%

EARNINGS PER AVERAGE COMMON SHARE                      $0.07        $0.19       ($0.66)                      ($0.40)

*Totals may not foot due to rounding.

Entergy Corporation


U.S. Utility Electric Energy Sales & Customers

                             Three Months Ended June
                                                                            % Weather
                                             2000          1999      %      Adjusted
                                             (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                             6,857         6,850     0.1     (0.8)
     Commercial                              5,880         5,741     2.4      1.8
     Governmental                              635           624     1.8      1.5
     Industrial                             11,021        10,827     1.8      1.8
                                            ------        ------    ----
       Total to Ultimate Customers          24,393        24,041     1.5      1.1
      Wholesale                              2,523         2,095    20.4
                                            ------        ------    ----
                Total Sales                 26,916        26,136     3.0
                                            ======        ======    ====


                             Year to Date June
                                                                            % Weather
                                             2000          1999       %     Adjusted
                                             (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                            13,369        13,267     0.8      0.0
     Commercial                             11,160        10,910     2.3      2.0
     Governmental                            1,222         1,213     0.8      0.6
     Industrial                             21,638        21,043     2.8      2.8
                                            ------        ------    ----
       Total to Ultimate Customers          47,389        46,432     2.1      1.8
      Wholesale                              4,795         4,304    11.4
                                            ------        ------    ----
                Total Sales                 52,184        50,736     2.9
                                            ======        ======    ====


                          Twelve Months Ended June

                                          2000          1999          %
                                                   (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                            30,733        31,265    (1.7)
     Commercial                             24,025        23,762     1.1
     Governmental                            2,573         2,575    (0.1)
     Industrial                             44,145        43,230     2.1
                                           -------       -------    ----
       Total to Ultimate Customers         101,476       100,832     0.6
      Wholesale                             10,205        10,916    (6.5)
                                           -------       -------    ----
                Total Sales                111,681       111,747    (0.1)
                                           =======       =======    ====


                                 June

                                          2000          1999          %

ELECTRIC CUSTOMERS (YEAR TO DATE AVERAGE):
     Residential                         2,199,803     2,172,952     1.2
     Commercial                            287,125       279,819     2.6
     Governmental                           14,257        13,907     2.5
     Industrial                             40,477        40,316     0.4
                                         ---------     ---------    ----
       Total to Ultimate Customers       2,541,661     2,506,994     1.4
      Wholesale                                 40            42    (4.7)
                                         ---------     ---------    ----
                Total Sales              2,541,701     2,507,037     1.4
                                         =========     =========    ====
